Exhibit 10.1

THIRD MODIFICATION TO CREDIT AGREEMENT AND PROMISSORY NOTE

This THIRD MODIFICATION TO CREDIT AGREEMENT AND PROMISSORY NOTE (this “Agreement”) is made as of the 29th day of June, 2005, by and between BIOSPHERE MEDICAL, INC., a Delaware corporation (the “Borrower”), and BROWN BROTHERS HARRIMAN & CO., a New York general partnership with an office at 40 Water Street, Boston, Massachusetts 02109 (the “Lender”), in the following circumstances:

A.            Lender has established a revolving line of credit with Borrower in the maximum amount of $3,000,000, (the “Loan”) which Loan is evidenced by the Promissory Note dated June 30, 2004 made by Borrower in favor of Lender (the “Note”).

B.            The Loan is governed, in part, by the Credit Agreement dated May 17, 2002 by and between Borrower and Lender, as amended from time to time, and is secured by, among other things, the Security Agreement dated May 17, 2002 by and between Borrower and Lender (the “Security Agreement”).

C.            Borrower has requested that Lender extend the maturity date of the Loan, and Lender has agreed to Borrower’s request, but only upon the terms and conditions set forth herein and in the documents executed in connection herewith.

NOW, THEREFORE, in consideration of the parties’ agreements set forth herein,

for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.             The Credit Agreement is hereby amended, from and after the date hereof, as follows:

1.1           Section 1.1 is hereby deleted in its entirety and the following Section 1.1 is substituted therefore and inserted in place thereof:

“1.1         Credit Facility – Credit Availability.  Subject to the terms and conditions hereof, Borrower may until the earlier to occur of June 29, 2007 (“Maturity”) or an Event of Default, as hereinafter defined, borrow, repay and reborrow funds from the Lender, as set forth below; provided however that the aggregate principal amount of all advances outstanding at any one time under the Credit Facility, shall not in the aggregate exceed (a) the Borrowing Base, as defined below, or (b) $3,000,000, whichever is less (the “Credit Availability”); and provided further, however, that notwithstanding anything contained herein to the contrary, in no event shall Borrower have the right to borrow or shall Lender have the obligation to make any advance under the Credit Facility at any time that a condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default hereunder, shall exist.”

2.             The Note is hereby amended, from and after the date hereof, as follows:

2.1           The reference to “June 29, 2005” in the third line of the first paragraph of the Note is hereby deleted and the date June 29, 2007” is substituted therefore and inserted in place thereof.

3.             All security for the Loan and the Note now existing or hereafter granted to Lender, including without limitation all security evidenced, granted or governed by the Security Agreement and any other of the documents evidencing, governing or relating to the Loan (collectively, the “Loan Documents”), shall be security for the Loan and the Note, and for all obligations of Borrower under this Agreement, under the Note and under the Credit Agreement, as amended by this Agreement.

4.             All references to the Credit Agreement and/or Note, wherever, whenever or however made or contained, are hereby deemed to be references to the Credit Agreement or Note, as applicable, as previously amended and as modified by this Agreement.  By signing this Agreement in the space indicated below, Borrower hereby affirms and restates all of the representations, warranties, covenants, and agreements made and set forth in the Credit Agreement and in all other Loan Documents.  ALL OF THE PROVISIONS OF THE CREDIT AGREEMENT AND THE NOTE, AS PREVIOUSLY AMENDED AND AS AMENDED HEREBY, REMAIN IN FULL FORCE AND EFFECT.

5.             From and after the date hereof, the Security Agreement is hereby amended to provide that the obligations secured by such Security Agreement includes, without limitation, all of Borrower’s obligations under the Note and Credit Agreement, as hereby amended.  Borrower hereby reaffirms the grant of the lien of the Security Agreement.

6.             Concurrently with the execution and delivery of this Agreement, or within ten (10) days following Lender’s written request, Borrower shall pay to Lender all expenses incurred in connection with this Agreement, including without limitation all legal fees and expenses.

7.             By executing this Agreement on behalf of Borrower in the space designated below, the individual so signing represents and warrants to Lender that he or she has full power and authority to execute this Agreement and to bind Borrower, and that all corporate actions necessary to authorize and approve execution of this Agreement, and by such individual, have been taken prior to the execution hereof.

8.             The failure of any party to insist upon strict performance of a covenant hereunder or of any obligations hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such party’s right to demand strict compliance in the future.  No consent or waiver, express or implied, to or of any breach constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.  No term or provision of this Agreement may be waived unless such waiver is in writing and signed by any party against whom such waiver is sought to be enforced.

9.             This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender, and their respective heirs, administrators, executors, successors, and assigns.  This Agreement has been made in the Commonwealth of Massachusetts and shall be governed, construed, applied, and enforced in accordance with the laws of such state without resort to its conflict of laws rules.  Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law; should any provision of this Agreement be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement.  In addition, the entirety of this Agreement shall continue in full force and effect in all jurisdictions and said remaining portions of this Agreement shall continue in full force and effect in the subject jurisdiction as if this Agreement had been executed with the invalid portions thereof deleted.

10.           All notices and communications provided for herein shall be in writing and shall be deemed effective when sent in accordance with Section 18 of the Security Agreement, as amended hereby.

11.           IN THE EVENT THAT LENDER BRINGS ANY ACTION OR PROCEEDING IN CONNECTION HEREWITH IN ANY COURT OF RECORD OF THE COMMONWEALTH OF MASSACHUSETTS, OR THE UNITED STATES DISTRICT COURT LOCATED IN SUCH COMMONWEALTH, BORROWER HEREBY IRREVOCABLY CONSENTS TO AND CONFERS PERSONAL JURISDICTION OF SUCH COURT OVER BORROWER BY SUCH COURT.  IN ANY SUCH ACTION OR PROCEEDING, BORROWER HEREBY WAIVES PERSONAL SERVICE OR ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE UPON BORROWER BY MAILING A COPY OF SUCH SUMMONS, COMPLAINT OR OTHER PROCESS BY UNITED STATES CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO BORROWER AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT.  BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.  BORROWER AND LENDER EACH HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OR RIGHT BY JURY, AND EACH MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE OR EXECUTED IN CONNECTION HEREWITH OR ANY CAUSE OR CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.  LENDER IS HEREBY AUTHORIZED

TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.  EXCEPT S PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE OR ATTORNEY OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (B) ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

Witnessed by:	BORROWER:

BIOSPHERE MEDICAL, INC.

/s/ Michael Megna	By:	/s/ MARTIN J. JOYCE
Martin J. Joyce
Chief Financial Officer

LENDER:

BROWN BROTHERS HARRIMAN & CO.

/s/ [Illegible]	By:	/s/ J. EDWARD HALL
J. Edward Hall
Managing Director